Exhibit 99.2


IMC Home Equity Loan Trust 1997-3
Computational Materials: Preliminary Term Sheet (page 1 of 5)
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-3, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

Lead Manager:                        Bear, Stearns & Co. Inc.

Co-Managers:                         Nomura Securities Internati onal, Inc.
                                     PaineWebber Incorporated

Seller and Servicer:                 Industry Mortgage Company, L.P.

Depositor:                           IMC Securities, Inc.

Trustee:                             The Chase Manhattan Bank

Registration:                        Certificates will be available in
                                     book-entry  form through DTC.

Cut-off Date:                        As of the close of business on June 1,
                                     1997.

Expected Pricing Date:               June ___, 1997

Expected Closing Date:               On or About June ___, 1997

Distribution Dates:                  20th day of each month (or the next
                                     succeeding  business day), commencing
                                     July 21, 1997.

ERISA Eligibility: The Class A Certificates may be purchased by employee benefit plans that are subject to ERISA. The Class M-1, Class M-2, and Class B Certificates may not be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment: The Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination: The owners of the Class R Certificates will have the right to purchase all of the home equity loans on any remittance date when the aggregate loan balance of the home equity loans has declined to 10% or less of the original balance of the home equity loan as of the Cut-off Date.

The Home Equity Loans:               Fixed-rate conventional (closed-end) home
                                     equity mortgage loans.

Tax Status:                          REMIC

--------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED
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                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Preliminary Term Sheet (page 2 of 5)
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-3, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

Credit Enhancement:                  Excess Servicing. The weighted average
                                     coupon rate on the home equity loans is
                                     generally expected to be higher than the sum of a) the servicing fee, b) the trustee fee, and c) the weighted average pass through rate on the certificates, thus generating excess interest collections which will be available to fund distributions on the certificates. This excess interest for each period, together with interest on the overcollateralization amount itself, on the related payment date is the excess servicing for such payment date.

                                     Overcollateralization: Excess servicing is applied, to extent available, to make accelerated payments of principal to the class or classes then entitled to receive distributions of principal; such application will cause the aggregate principal balance of the certificates to amortize more rapidly than the home equity loans, resulting in overcollateralization. Prior to the step down date, overcollateralization builds to [1.75]% of the original balance of the home equity loan as of the Cut-off Date. On or after the step down date, overcollateralization is permitted to decrease to an amount equal to [3.50]% of the current balance of the home equity loans, subject to a floor of [0.50]% of the original balance of the home equity loan as of the Cut-off Date.

                                     Subordination: The rights of the Class M-1
                                     Certificates to receive distributions will be subordinated, to the extent described herein, to such rights of the Class A Certificates. The rights of the Class M-2 Certificates to receive distributions will be subordinated, to the extent described herein, to such rights of the Class A and M-1 Certificates. The rights of the Class B Certificates to receive distributions will be subordinated, to the extent described herein, to such rights of the Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates.


--------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED
          THIS PAGE MUST BE ACCOMPAINED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Preliminary Term Sheet (page 3 of 5)
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-3, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

                                     Application of Realized Losses: Realized losses will be absorbed first by excess servicing and the reduction of the overcollateralization amount, second, by the Class B Certificates, third, by the Class M-2 Certificates, and fourth, by the Class M-1 Certificates. Realized losses are not permitted to be applied to the Class A Certificates.

Summary of Expected Subordination & Overcollateralization:

PRIOR TO STEP DOWN DATE

------------------------------------------------------------------------------------------
                                                     Expected Target        Expected Total
                           Expected Initial      Overcollateralization       Target Credit
                           Subordination (a)            Amount (b)            Enhancement
------------------------------------------------------------------------------------------
Class A Certificates            13.5%                      1.75%                15.25%
Class M-1 Certificates           9.5%                      1.75%                11.25%
Class M-2 Certificates           4.0%                      1.75%                 5.75%
Class B Certificates             0.0%                      1.75%                 1.75%
------------------------------------------------------------------------------------------

(a) Represents the expected amount of subordination for each class as of the closing date.

(b) The overcollateralization amount will equal zero as of the closing date. Excess servicing, if available, will be applied to make accelerated payments of principal until the overcollateralization amount equals the targeted overcollateralization, which is equal to [1.75]% of the original balance of the home equity loan as of the Cut-off Date.

Interest Allocation:       The interest remittance amount shall be allocated in
                           the following priority:
                           1.  Payment of trustee fee;
                           2.  Current interest and unpaid interest on the Class
                               A Certificates, pro-rata, without any priority;
                           3.  To the extent of the interest amount then
                               remaining, current interest on the Class M-1
                               Certificates;
                           4.  To the extent of the interest amount then
                               remaining, current interest on the Class M-2
                               Certificates;
                           5.  To the extent of the interest amount then
                               remaining, current interest on the Class B
                               Certificates;
                           6.  To the extent of the interest amount then
                               remaining, as accelerated distribution of principal; and
                           7.  To the extent of the interest amount then
                               remaining, payment of unpaid interest and reimburse allocated realized losses on the Subordinate Certificates.


--------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED
          THIS PAGE MUST BE ACCOMPAINED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Preliminary Term Sheet (page 4 of 5)
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-3, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

Principal Allocation:      The principal distribution amount shall be allocated
                           in the following priority:

                           For periods prior to the step down date or while a trigger event exists:

                           1. To the Class A Certificates (sequentially with
                              respect to Classes A-1 to A-6, and concurrently with respect to Class A-7 based upon its specified percentage), 100% of the principal distribution amount until such classes are equal to zero.

                           For periods on and after the step down date and while no trigger event exists:

                           1. To the Class A Certificates (sequentially with
                              respect to Classes A-1 to A-6, and concurrently with respect to Class A-7 based upon its specified percentage), an amount required to reach and maintain the credit enhancement target for the Class A Certificates;

                           2. To the Class M-1 Certificates, an amount
                              required to reach and maintain the credit enhancement target for the Class M-1 Certificates;

                           3. To the Class M-2 Certificates, an amount
                              required to reach and maintain the credit enhancement target for the Class M-2 Certificates;

                           4. To the Class B Certificates, an amount required
                              to reach and maintain the credit enhancement target for the Class B Certificates; and

                           5. Any remaining amounts shall be paid to the
                              Class R Certificates (not being offered).

                           Notwithstanding the foregoing, on any payment date on which the sum of a) the principal balances of the Class M-1, Class M-2, and Class B Certificates and b) the overcollateralization amount is reduced to zero, any amounts of principal payable to the Class A Certificates shall be distributed pro rata.


--------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED
          THIS PAGE MUST BE ACCOMPAINED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Preliminary Term Sheet (page 5 of 5)
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-3, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

Step Down Date:            The step down date is the earlier to occur of 1) the
                           later to occur of a) the payment date in [July], 2000 and b) the first payment date on which the senior enhancement percentage reaches its target level and
                           2) the date on which the principal balance of the Class A Certificates has been reduced to zero.

Trigger Event:             A trigger event has occurred on a payment date if the
                           percentage obtained by dividing 1) the amount of 60+ day delinquent loans by 2) the aggregate outstanding loan balance exceeds [50]% of the senior enhancement percentage.

Senior Enhancement
Percentage:                For any payment date, the percentage obtained by
                           dividing 1) the sum of a) the aggregate principal balance of the Class M-1, Class M-2, and Class B
                           Certificates and b) the overcollateralization amount, after taking into account principal distributions on such payment date by 2) the current balance of the home equity loans.

Class A-7 Lockout
Distribution Amount:       The Class A-7 Certificates is allocated principal
                           pari passu with the Class A Certificate that is currently entitled to receive a principal payment in a ratio equal to the product of a) the outstanding balance of the Class A-7 Certificates divided by the outstanding principal balance of all of the Class A
                           Certificates and b) a specified percentage, namely:
                           the lockout percentage (see below).


       ------------------------------------- -------------------
                                                  Lockout
                  Payment Dates                  Percentage
       ------------------------------------- -------------------
              July 1997 to June 2000                  0%
              July 2000 to June 2002                 45%
              July 2002 to June 2003                 80%
              July 2003 to June 2004                100%
              July 2004 and thereafter              300%
       ------------------------------------- -------------------


--------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED
          THIS PAGE MUST BE ACCOMPAINED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Collateral (page 1 of 1)
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-3, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the Initial Home Equity Loans as of 6/1/97:

Total Number of Loans:                      11,643
Total Outstanding Loan Balance:       $737,558,205
       Balloon (% of Total):                 51.26%
       Level Pay (% of Total):               48.74%
Average Loan Principal Balance:            $63,348          ($956 to $549,700)
Weighted Average CLTV :                      74.47%         (4.62% to 100.00%)
% of Pool with LTVs greater than 85%:         8.37%
Weighted Average Coupon:                     11.60%         (7.45% to 24.00%)
Weighted Average Remaining Term to
  Maturity (months):                           217          (4 to 360)
Weighted Average Seasoning (months):             4          (0 to 103)
Weighted Average Original Term
  (months):                                    221          (6 to 360 )

Range of Original Terms:                   Level Pay             Balloon
                                      -------------------   --------------------
                                      Up to 60:     0.06%   Up to 60:      0.15%
                                      61 - 120:     1.58%   61 - 120:      0.42%
                                      121 - 180:   15.27%   121 - 180:    50.69%
                                      181 - 240:   11.94%   241 - 300:     0.26%
                                      301 - 360:   19.64%

Lien Position:                    1st Lien:      87.43%
                                  2nd Lien:      12.57%

Property Type:      Single Family Detached:      86.93%
                    Single Family Attached:       0.99%
                                2-4 Family:       9.47%
                     Condominium/Townhouse:       1.79%
                                     Other:       0.82%

Occupancy Status:           Owner Occupied:      92.27%
                        Non-Owner Occupied:       7.73%

Geographic Distribution:
(states not listed individually account      NY:     22.01%      PA:      5.96%
for less than 5.00% of the Mortgage          NJ:      7.28%      MI:      5.31%
Loan principal balance)                      FL:      6.45%
                                             MD:      6.02%

Credit Quality:
(per IMC's guidelines)                        A:     51.69%
                                              B:     24.63%
                                              C:     18.70%
                                              D:      4.98%


--------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED
          THIS PAGE MUST BE ACCOMPAINED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Certificates (page 1 of 6)
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-3, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

TRANSACTION SUMMARY (a)

----------------- ---------------- -------------- --------------- -------------- -------------  ------------- ---------------------
                                                     Estimated     Estimated        Estimated     Estimated
                                                        WAL         Modified        Principal     Principal         Expected
                    Approximate                     to Maturity     Duration         Lockout        Window           Ratings
  Certificate          Size           Coupon          (years)        (years)         (months)      (months)      (Moody's/Fitch)
----------------- ---------------- -------------- --------------- -------------- -------------  ------------- ---------------------
Class A-1          $153,050,000        Fixed           0.50          0.48              none            11            Aaa/AAA
Class A-2          $123,390,000        Fixed           1.25          1.17                10             9            Aaa/AAA
Class A-3          $107,990,000        Fixed           2.00          1.82                18            11            Aaa/AAA
Class A-4          $108,840,000        Fixed           3.00          2.63                28            19            Aaa/AAA
Class A-5          $ 81,290,000        Fixed           5.20          4.19                46            58            Aaa/AAA
Class A-6          $ 37,440,000        Fixed          11.81          7.51               103            72            Aaa/AAA
Class A-7          $ 80,000,000        Fixed           6.68          5.09                38           137            Aaa/AAA
Class M-1          $ 32,000,000        Fixed           5.96          4.49                37           129           Aa2 / AA+
Class M-2          $ 44,000,000        Fixed           5.88          4.43                36           119            A2 / A+
Class B            $ 32,000,000        Fixed           5.59          4.26                36            94          Baa3 / BBB
----------------- ---------------- -------------- --------------- -------------- -------------  ------------- ---------------------

Notes:  (a) 100% Prepayment Assumption: 4.0% CPR in month 1, and an additional
            1.818% per annum in each month thereafter until month 12. On and after month 12, 24% CPR.

Class A-1 (to maturity)

----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%          150%
Ramp to                                         0%         12%       18%          24%         30%           36%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          5.86        0.82      0.61           0.50        0.43        0.38
Modified Duration (years)                     4.47        0.77      0.58           0.48        0.41        0.37
First Principal Payment                    7/21/97     7/21/97   7/21/97        7/21/97     7/21/97     7/21/97
Last Principal Payment                    12/20/08     1/20/99   7/20/98        5/20/98     3/20/98     2/20/98
Principal Lockout (months)                    none        none      none           none        none        none
Principal Window (months)                      138          19        13             11           9           8
Illustrative Yield @ Par (30/360)            6.502%      6.133%    5.989%         5.862%      5.751%      5.646%
----------------------------------------------------------------------------------------------------------------


Class A-2 (to maturity)

---------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
---------------------------------------------------------------------------------------------------------------
Average Life (years)                         13.74        2.31      1.61           1.25        1.03        0.88
Modified Duration (years)                     8.84        2.08      1.49           1.17        0.97        0.83
First Principal Payment                   12/20/08     1/20/99   7/20/98        5/20/98     3/20/98     2/20/98
Last Principal Payment                     1/20/12     7/20/00   7/20/99        1/20/99    10/20/98     7/20/98
Principal Lockout (months)                     137          18        12             10           8           7
Principal Window (months)                       38          19        13              9           8           6
Illustrative Yield @ Par (30/360)            6.550%      6.424%    6.358%         6.295%      6.233%      6.176%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED
          THIS PAGE MUST BE ACCOMPAINED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Certificates (page 2 of 6)
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-3, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------


Class A-3 (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%          150%
Ramp to                                         0%         12%       18%          24%         30%           36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         14.61        3.91      2.63           2.00        1.61        1.35
Modified Duration (years)                     9.03        3.33      2.34           1.82        1.48        1.25
First Principal Payment                    1/20/12     7/20/00   7/20/99        1/20/99    10/20/98     7/20/98
Last Principal Payment                     1/20/12     4/20/02   8/20/00       11/20/99     5/20/99     1/20/99
Principal Lockout (months)                     174          36        24             18          15          12
Principal Window (months)                        1          22        14             11           8           7
Illustrative Yield @ Par (30/360)            6.827%      6.759%    6.714%         6.670%      6.626%      6.581%
-----------------------------------------------------------------------------------------------------------------

Class A-4 (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%         125%         150%
Ramp to                                         0%         12%       18%          24%          30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         14.63        6.81      4.20           3.00        2.30        1.90
Modified Duration (years)                     8.95        5.23      3.53           2.63        2.07        1.73
First Principal Payment                    1/20/12     4/20/02   8/20/00       11/20/99     5/20/99     1/20/99
Last Principal Payment                    12/20/12     6/20/07   1/20/03        5/20/01     2/20/00     9/20/99
Principal Lockout (months)                     174          57        37             28          22          18
Principal Window (months)                       12          63        30             19          10           9
Illustrative Yield @ Par (30/360)            6.980%      6.951%    6.917%         6.882%      6.844%      6.810%
-----------------------------------------------------------------------------------------------------------------


Class A-5 (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%       50%        75%          100%         125%         150%
Ramp to                                         0%       12%        18%           24%          30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         20.36       12.79      8.41           5.20        3.55        2.54
Modified Duration (years)                    10.32        8.09      6.05           4.19        3.03        2.25
First Principal Payment                   12/20/12     6/20/07   1/20/03        5/20/01     2/20/00     9/20/99
Last Principal Payment                     6/20/23     1/20/12   9/20/09        2/20/06     3/20/02     4/20/00
Principal Lockout (months)                     185         119        66             46          31          26
Principal Window (months)                      127          56        81             58          26           8
Illustrative Yield @ Par (30/360)            7.262%      7.252%    7.236%         7.208%      7.173%      7.130%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED
          THIS PAGE MUST BE ACCOMPAINED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Certificates (page 3 of 6)
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-3, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

Class A-6 (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         27.93       16.50     14.32          11.81        7.56        3.63
Modified Duration (years)                    11.28        9.08      8.46           7.51        5.40        3.06
First Principal Payment                    6/20/23     1/20/12   9/20/09        2/20/06     3/20/02     4/20/00
Last Principal Payment                    11/20/26     1/20/21   6/20/15        1/20/12     6/20/11     3/20/02
Principal Lockout (months)                     311         174       146            103          56          33
Principal Window (months)                       42         109        70             72         112          24
Illustrative Yield @ Par (30/360)            7.665%      7.657%    7.653%         7.648%      7.627%      7.570%
-----------------------------------------------------------------------------------------------------------------

Class A-7 "LOCK BOND" (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         11.66        7.69      7.00           6.68        6.62        6.44
Modified Duration (years)                     7.55        5.62      5.26           5.09        5.05        4.95
First Principal Payment                    7/20/00     7/20/00   7/20/00        9/20/00     1/20/01     6/20/01
Last Principal Payment                     1/20/12     1/20/12   1/20/12        1/20/12     4/20/11     1/20/09
Principal Lockout (months)                      36          36        36             38          42          47
Principal Window (months)                      139         139       139            137         124          92
Illustrative Yield @ Par (30/360)            7.218%      7.201%    7.196%         7.193%      7.193%      7.191%
-----------------------------------------------------------------------------------------------------------------


Class M-1 (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         18.08       10.27      7.66           5.96        5.00        4.58
Modified Duration (years)                     9.41        6.74      5.43           4.49        3.94        3.71
First Principal Payment                    1/20/12     7/20/02  12/20/00        8/20/00    11/20/00     2/20/01
Last Principal Payment                     4/20/26    10/20/15   1/20/12        4/20/11     7/20/08     7/20/06
Principal Lockout (months)                     174          60        41             37          40          43
Principal Window (months)                      172         160       134            129          93          66
Illustrative Yield @ Par (30/360)            7.576%      7.559%    7.545%         7.530%      7.518%      7.512%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED
          THIS PAGE MUST BE ACCOMPAINED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Certificates (page 4 of 6)
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-3, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

Class M-2 (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         18.05       10.16      7.65           5.88        4.86        4.32
Modified Duration (years)                     9.29        6.65      5.39           4.43        3.84        3.52
First Principal Payment                    1/20/12     7/20/02  12/20/00        7/20/00     8/20/00     9/20/00
Last Principal Payment                     1/20/26     6/20/14   1/20/12        5/20/10    10/20/07    11/20/05
Principal Lockout (months)                     174          60        41             36          37          38
Principal Window (months)                      169         144       134            119          87          63
Illustrative Yield @ Par (30/360)            7.750%      7.733%    7.719%         7.702%      7.688%      7.679%
-----------------------------------------------------------------------------------------------------------------

Class B (to maturity)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         17.68       10.07      7.37           5.59        4.58        4.00
Modified Duration (years)                     9.04        6.52      5.22           4.26        3.65        3.28
First Principal Payment                    1/20/12     7/20/02  12/20/00        7/20/00     7/20/00     7/20/00
Last Principal Payment                    11/20/24     1/20/12   7/20/11        4/20/08     1/20/06     6/20/04
Principal Lockout (months)                     174          60        41             36          36          36
Principal Window (months)                      155         115       128             94          67          48
Illustrative Yield @ Par (30/360)            8.057%      8.039%    8.023%         8.005%      7.988%      7.976%
-----------------------------------------------------------------------------------------------------------------


** Class A-5 (to 10% clean-up call)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%          150%
Ramp to                                         0%         12%       18%          24%         30%           36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         20.08       12.79      8.30           5.19        3.55        2.54
Modified Duration (years)                    10.27        8.09      6.00           4.19        3.03        2.25
First Principal Payment                   12/20/12     6/20/07   1/20/03        5/20/01     2/20/00     9/20/99
Last Principal Payment                     1/20/21     1/20/12   4/20/08        8/20/05     3/20/02     4/20/00
Principal Lockout (months)                     185         119        66             46          31          26
Principal Window (months)                       98          56        64             52          26           8
Illustrative Yield @ Par (30/360)            7.262%      7.252%    7.235%         7.208%      7.173%      7.130%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED
          THIS PAGE MUST BE ACCOMPAINED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Certificates (page 5 of 6)
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-3, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------


** Class A-6 (to 10% clean-up call)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         23.61       14.65     10.86           8.19        5.86        3.63
Modified Duration (years)                    10.68        8.59      7.18           5.91        4.57        3.06
First Principal Payment                    1/20/21     1/20/12   4/20/08        8/20/05     3/20/02     4/20/00
Last Principal Payment                     1/20/21     2/20/12   4/20/08        8/20/05    12/20/03     3/20/02
Principal Lockout (months)                     282         174       129             97          56          33
Principal Window (months)                        1           2         1              1          22          24
Illustrative Yield @ Par (30/360)            7.663%      7.654%    7.645%         7.633%      7.613%      7.570%
-----------------------------------------------------------------------------------------------------------------

** Class A-7 "LOCK BOND" (to 10% clean-up call)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         11.66        7.69      6.95           6.48        5.83        5.16
Modified Duration (years)                     7.55        5.62      5.23           4.98        4.60        4.19
First Principal Payment                    7/20/00     7/20/00   7/20/00        9/20/00     1/20/01     6/20/01
Last Principal Payment                     1/20/12     1/20/12   4/20/08        8/20/05    12/20/03    10/20/02
Principal Lockout (months)                      36          36        36             38          42          47
Principal Window (months)                      139         139        94             60          36          17
Illustrative Yield @ Par (30/360)            7.218%      7.201%    7.196%         7.192%      7.186%      7.178%
-----------------------------------------------------------------------------------------------------------------


** Class M-1 (to 10% clean-up call)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         17.43       10.10      7.18           5.45        4.59        4.26
Modified Duration (years)                     9.32        6.69      5.25           4.26        3.73        3.52
First Principal Payment                    1/20/12     7/20/02  12/20/00        8/20/00    11/20/00     2/20/01
Last Principal Payment                     1/20/21     2/20/12   4/20/08        8/20/05    12/20/03    10/20/02
Principal Lockout (months)                     174          60        41             37          40          43
Principal Window (months)                      109         116        89             61          38          21
Illustrative Yield @ Par (30/360)            7.576%      7.559%    7.543%         7.525%      7.512%      7.506%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED
          THIS PAGE MUST BE ACCOMPAINED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

IMC Home Equity Loan Trust 1997-3
Computational Materials: Information Relating to the Certificates (page 6 of 6)
--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Trust 1997-3, and not by or as agent for Industry Mortgage Company, L.P. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------


** Class M-2 (to 10% clean-up call)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         17.43       10.10      7.18           5.44        4.52        4.04
Modified Duration (years)                     9.21        6.63      5.21           4.23        3.65        3.35
First Principal Payment                    1/20/12     7/20/02  12/20/00        7/20/00     8/20/00     9/20/00
Last Principal Payment                     1/20/21     2/20/12   4/20/08        8/20/05    12/20/03    10/20/02
Principal Lockout (months)                     174          60        41             36          37          38
Principal Window (months)                      109         116        89             62          41          26
Illustrative Yield @ Par (30/360)            7.750%      7.733%    7.716%         7.698%      7.683%      7.673%
-----------------------------------------------------------------------------------------------------------------


** Class B (to 10% clean-up call)

-----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                      0%         50%       75%         100%        125%         150%
Ramp to                                         0%         12%       18%          24%         30%          36%
-----------------------------------------------------------------------------------------------------------------
Average Life (years)                         17.35       10.07      7.14           5.41        4.44        3.89
Modified Duration (years)                     9.00        6.52      5.14           4.17        3.57        3.22
First Principal Payment                    1/20/12     7/20/02  12/20/00        7/20/00     7/20/00     7/20/00
Last Principal Payment                     1/20/21     1/20/12   4/20/08        8/20/05    12/20/03    10/20/02
Principal Lockout (months)                     174          60        41             36          36          36
Principal Window (months)                      109         115        89             62          42          28
Illustrative Yield @ Par (30/360)            8.057%      8.039%    8.022%         8.003%      7.986%      7.973%
-----------------------------------------------------------------------------------------------------------------


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